UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2020

B. Riley Financial, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 800
Los Angeles, California	90025
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (818) 884-3737

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 7.375% Series B Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYL	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
(Title of Class)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes set forth in Item 8.01 to this Current Report on Form 8-K, Item 1.01 to the Company's Current Report filed on February 12, 2020, Item 1.01 to the Company's Current Report filed on September 23, 2019, Item 1.01 to the Company's Current Report filed on May 7, 2019, Item 1.01 to the Company's Current Report filed on September 11, 2018, Item 1.01 to the Company's Current Report filed on May 17, 2018, Item 1.01 to the Company's Current Report filed on December 13, 2017 and Item 1.01 to the Company's Current Report filed on May 31, 2017, is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On October 9, 2020, B. Riley Financial, Inc. (the "Company") filed a prospectus supplement related to the sale from time to time of up to $150,000,000 of the Company's 7.375% Senior Notes due 2023 (the "7.375% 2023 Notes"), 6.875% Senior Notes due 2023 (the "6.875% 2023 Notes"), 6.75% Senior Notes due 2024 (the "2024 Notes"), 6.375% Senior Notes due 2025 (the "2025 Notes"), 6.50% Senior Notes due 2026 (the "2026 Notes"), 7.25% Senior Notes due 2027 (the "7.25% 2027 Notes"), 7.50% Senior Notes due 2027 (the "7.50% 2027 Notes", and, together with the 7.375% 2023 Notes, 6.875% 2023 Notes, 2024 Notes, 2025 Notes and 7.25% 2027 Notes, the "Notes"), Depositary Shares, each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock ("Series A Preferred Stock") (Liquidation Preference Equivalent to $25.00 per Depositary Share) (the "Series A Depositary Shares") and Depositary Shares, each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock ("Series B Preferred Stock") (Liquidation Preference Equivalent to $25.00 per Depositary Share) (the "Series B Depositary Shares" and, together with the Notes and the Series A Depositary Shares, the "Offered Securities"). The prospectus supplement filed on October 9, 2020 replaces our prior sales agreement prospectus dated February 24, 2020 (the "prior prospectus").

On February 14, 2020, the Company entered into an At Market Issuance Sales Agreement (the "Sales Agreement") with B. Riley FBR, Inc. (which was subsequently renamed B. Riley Securities, Inc.) (the "Agent"), pursuant to which the Company may offer and sell, from time to time, the Offered Securities. Sales of the Offered Securities pursuant to the Sales Agreement, if any, may be made in transactions that are deemed to be "at the market offerings" as defined in Rule 415 under the Securities Act of 1933, as amended. The Offered Securities sold pursuant to the Sales Agreement will be issued pursuant to a prospectus dated February 24, 2020, as supplemented by a prospectus supplement dated October 9, 2020, in each case filed with the Securities and Exchange Commission (the "Commission") pursuant to the Company's effective Registration Statement on Form S-3 (File No. 333-236463) (the "Registration Statement"), which was declared effective by the Commission on February 24, 2020.

The 7.25% 2027 Notes, 7.50% 2027 Notes, 7.375% 2023 Notes and 6.875% 2023 Notes have been and are issued pursuant to the terms and conditions of an Indenture entered into by and between the Company and U.S. Bank National Association, as trustee (the "U.S. Bank Trustee"), dated as of November 2, 2016 (the "Base Indenture"), as supplemented by the First Supplemental Indenture dated as of November 2, 2016 (the "First Supplemental Indenture"), the Second Supplemental Indenture dated as of May 31, 2017 (the "Second Supplemental Indenture"), the Third Supplemental Indenture dated as of December 13, 2017 (the "Third Supplemental Indenture"), the Fourth Supplemental Indenture dated as of May 17, 2018 (the "Fourth Supplemental Indenture") and the Fifth Supplemental Indenture dated as of September 11, 2018 (the "Fifth Supplemental Indenture" and, together with the Base Indenture, First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture, the "2016 Indenture"). The 2024 Notes, 2025 Notes and 2026 Notes have been and are issued pursuant to the terms and conditions of an Indenture entered into by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the "BNYM Trustee"), dated as of May 7, 2019 (the "BNYM Base Indenture"), as supplemented by the First Supplemental Indenture dated as of May 7, 2019 (the "BNYM First Supplemental Indenture"), the Second Supplemental Indenture dated as of September 23, 2019 (the "BNYM Second Supplemental Indenture") and the Third Supplemental Indenture dated as of February 12, 2020 (the "BNYM Third Supplemental Indenture," and, together with the BNYM Base Indenture, BNYM First Supplemental Indenture and BNYM Second Supplemental Indenture, the "2019 Indenture" and, together with the 2016 Indenture, the "Indentures").

The Series A Preferred Stock is being issued pursuant to the certificate of designation that sets forth the terms of a series of preferred stock consisting of up to 10,000 shares, designated 6.875% Series A Cumulative Perpetual Preferred Stock.

The Series B Preferred Stock is being issued pursuant to the certificate of designation that sets forth the terms of a series of preferred stock consisting of up to 10,000 shares, designated 7.375% Series B Cumulative Perpetual Preferred Stock.

The 7.375% 2023 Notes, 6.875% 2023 Notes, 2024 Notes, 2025 Notes, 2026 Notes, 7.25% 2027 Notes and 7.50% 2027 Notes are listed on NASDAQ under the symbols "RILYH," "RILYI," "RILYO," "RILYM," "RILYN," "RILYG" and "RILYZ," respectively. The Series A Depositary Shares are listed on NASDAQ under the symbol "RILYP" and the Series B Depositary Shares are listed on NASDAQ under the symbol "RILYL."

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the entire Sales Agreement, included as Exhibit 1.2 to the Company's Form S-3 filed on February 14, 2020, and incorporated herein by reference.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the 7.375% 2023 Notes, 6.875% 2023 Notes, 2024 Notes, 2025 Notes, 2026 Notes, 7.25% 2027 Notes and 7.50% 2027 Notes, included as Exhibit 4.2 to the Company's Current Report on Form 8-K filed on May 17, 2018, Exhibit 4.1 to the Company's Current Report on Form 8-K filed on September 11, 2019, Exhibit 4.2 to the Company's Current Report on Form 8-K filed on May 7, 2019, Exhibit 4.4 to the Company's Current Report on Form 8-K filed on February 12, 2020, Exhibit 4.4 to the Company's Current Report on Form 8-K filed on September 23, 2019, Exhibit 4.1 to the Company's Current Report on Form 8-K filed on December 13, 2017, and Exhibit 4.1 to the Company's Current Report on Form 8-K filed on May 31, 2017, and incorporated by reference herein and into the Registration Statement.

The foregoing description of the Series A Depositary Shares and Series B Depositary Shares does not purport to be a complete description and is qualified in its entirety by reference to their respective Certificate of Designations, included as Exhibit 3.1 to the Company's Current Report on Form 8-K filed on October 7, 2019 and Exhibit 3.1 to the Company's Current Report on Form 8-K filed on September 4, 2020, and incorporated by reference here and into the Registration Statement.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of The NBD Group, Inc. relating to the validity of the Offered Securities issuable under the Sales Agreement (the "Legal Opinion"). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	At Market Issuance Sales Agreement, dated February 14, 2020, by and between the Company and B. Riley FBR, Inc. (which has subsequently been renamed B. Riley Securities, Inc.) (incorporated by reference to Exhibit 1.2 on Form S-3 filed on February 14, 2020).

4.1	Form of 7.375% Senior Notes due 2023 (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on May 17, 2018).

4.2	Form of 6.875% Senior Notes due 2023 (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on September 11, 2018).

4.3	Form of 6.75% Senior Notes due 2024 (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed on May 7, 2019).

4.4	Form of 6.375% Senior Notes due 2025 (incorporated by reference to Exhibit 4.4 to the Company's Current Report on Form 8-K filed on February 12, 2020).

4.5	Form of 6.50% Senior Notes due 2026 (incorporated by reference to Exhibit 4.4 to the Company's Current Report on Form 8-K filed on September 23, 2019).

4.6	Form of 7.25% Senior Notes due 2027 (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on December 13, 2017).

4.7	Form of 7.50% Senior Note due 2027 (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on May 31, 2017).

4.8	Certificate of Designation designating the 6.875% Series A Cumulative Perpetual Preferred Stock of B. Riley Financial, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on October 7, 2019).

4.9	Certificate of Designation designating the 7.375% Series B Cumulative Perpetual Preferred Stock of B. Riley Financial, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on September 4, 2020).

5.1	Opinion of The NBD Group, Inc.

23.1	Consent of The NBD Group, Inc. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY FINANCIAL, INC.

Date: October 9, 2020	By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer & Chief Operating Officer

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